UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2018

THE BANK OF NEW YORK

MELLON CORPORATION

(Exact Name of Registrant as specified in its Charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Liberty Street New York, New York		10286
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 12, 2018, the Board of Directors (the “Board”) of The Bank of New York Mellon Corporation (the “Corporation”) amended and restated the Executive Severance Plan (the “ESP”), effective immediately, to include specific non-solicit and non-compete provisions that run for the duration of benefits under the ESP, continuing confidentiality provisions for so long as information remains proprietary, and certain other changes. The foregoing summary of the amendments is qualified in its entirety by reference to the amended and restated ESP, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On February 12, 2018, the Board of the Corporation approved and adopted amendments to the Corporation’s Amended and Restated By-Laws (the “By-Laws”), effective immediately. The following is a summary of the changes:

(1) Article Two, Section 11 was amended to permit the Lead Director to call a special meeting of the Board; (2) Article Two, Section 14 was amended to permit unanimous written consent by the Board of Directors through electronic transmission; (3) Article Three was amended to remove references to the Corporate Social Responsibility Committee, which has been combined with the Corporate Governance and Nominating Committee; (4) Article Three, Section 3 was amended to change the name of the Corporate Governance and Nominating Committee to the Corporate Governance, Nominating and Social Responsibility Committee; (5) Articles Three, Four and Eight were amended to remove references to the Executive Committee, which has been dissolved; (6) Article Six, Section 1 was amended to permit any two authorized officers to sign stock certificates; and (7) Article Six, Section 5 was amended to address uncertificated preferred stock.

The foregoing summary of the amendments is qualified in its entirety by reference to the Amended and Restated By-Laws, which are filed herewith as Exhibit 3.1 (marked to show changes from the prior version) and are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

Exhibit Number	Description

3.1	Amended and Restated By-Laws of The Bank of New York Mellon Corporation, as amended on February 12, 2018

10.1	The Bank of New York Mellon Corporation Executive Severance Plan, as amended and restated on February 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BANK OF NEW YORK MELLON CORPORATION (Registrant)

Date: February 13, 2018	By:	/s/ Craig T. Beazer
	Name: Title:	Craig T. Beazer Secretary